Exhibit 99.1

Report of independent registered public accounting firm

To the Audit Committee of the Board of Directors
of Overture Acquisition Corp.

We have audited the accompanying balance sheets of Overture Acquisition Corp. (a development stage company) (the ‘‘Company’’) as of February 5, 2008 and October 3, 2007, and the related statements of operations, changes in shareholders’ equity and cash flows for the period from September 25, 2007 (inception) through February 5, 2008 and September 25, 2007 (inception) through October 3, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Overture Acquisition Corp. (a development stage company), as of February 5, 2008 and October 3, 2007, and the results of its operations and its cash flows for the periods September 25, 2007 (inception) through February 5, 2008, and September 25, 2007 (inception) through October 3, 2007, in conformity with United States generally accepted accounting principles.

/s/ Marcum & Kliegman LLP
Marcum & Kliegman LLP
Melville, New York

February 8, 2008

Overture Acquisition Corp.

(a development stage company)

Balance sheet

	February 5, 2008	October 3, 2007
Assets
Current assets:
Cash	$187,816	$180,000
Cash held in trust account – restricted	150,530,000	—
Prepaid expenses	8,500	—
Total current assets	150,726,316	180,000
Deferred offering costs	—	70,000
Total assets	$150,726,316	$250,000
Liabilities and shareholders’ equity
Current liabilities:
Accrued expenses	$191,465	$54,500
Note payable to shareholders	140,000	175,000
Total liabilities	331,465	229,500
Ordinary shares, subject to possible redemption, 4,499,999 shares at redemption value	45,158,990	—
Commitments and contingencies
Shareholders’ equity:(1)
Preferred shares, $.0001 par value
Authorized 1,000,000 shares; none issued or outstanding	—	—
Ordinary shares, $.0001 par value
Authorized 100,000,000 shares; issued and outstanding 19,312,500 shares(1) (less 4,499,999 subject to possible redemption) and 4,312,500(1) shares, respectively	1,481	431
Additional paid-in capital	105,238,880	24,569
Deficit accumulated during the development stage	(4,500)	(4,500)
Total shareholders’ equity	105,235,861	20,500
Total liabilities and shareholders’ equity	$150,726,316	$250,000
(1)	This includes an aggregate of 562,500 ordinary shares held by the initial shareholders subject to redemption by the Company to the extent that the underwriters’ over-allotment is not exercised in full so that the initial shareholders collectively own 20% of the issued and outstanding ordinary shares after the offering.

The accompanying notes are an integral part of these financial statements.

OVERTURE ACQUISITION CORP.

(a development stage company)

Statement of operations

	For the period September 25, 2007 (inception) through February 5, 2008	For the period September 25, 2007 (inception) through October 3, 2007
Formation and operating costs	$4,500	$4,500
Net loss for the period	$(4,500)	$(4,500)
Weighted average number of ordinary shares outstanding — basic and diluted(1)	4,782,649	4,312,500
Basic and diluted net loss per share(1)	$(0.0)	$(0.00)
(1)	This includes an aggregate of 562,500 ordinary shares held by the initial shareholders subject to redemption by the Company to the extent that the underwriters’ over-allotment is not exercised in full so that the initial shareholders collectively own 20% of the issued and outstanding ordinary shares after the offering.

The accompanying notes are an integral part of these financial statements.

OVERTURE ACQUISITION CORP.
(a development stage company)

STATEMENT OF cHANGES IN sHAREHOLDERS’ eQUITY
For the period September 25, 2007
(inception) through February 5, 2008

	Ordinary share(1)		Additional paid-in capital(1)	Deficit accumulated during the development stage	Total shareholders’ equity
	Shares	Amount
Balance at September 25, 2007 (inception)	—	$—	$—	$—	$—
Ordinary shares issued at inception at $0.006 per share(1)	4,312,500	431	24,569		25,000
Net loss for the period September 25, 2007 (inception) through October 3, 2007				(4,500)	(4,500)
Balance at October 3, 2007	4,312,500	$431	$24,569	$(4,500)	$20,500
Sale of 15,000,000 units, net of underwriters’ discount and offering expenses of $4,005,649 (includes 4,499,999 shares subject to possible redemption)	15,000,000	1,500	145,992,851	—	145,994,351
Proceeds subject to possible redemption of 4,499,999 shares	—	(450)	(45,158,540)	—	(45,158,990)
Proceeds from issuance of Sponsors‘ Warrants	—	—	4,380,000	—	4,380,000
Net loss for the period October 4, 2007 through February 5, 2008	—	—	—	—	—
Balance, February 5, 2008	19,312,500	$1,481	$105,238,880	$(4,500)	$105,235,861
(1)	This includes an aggregate of 562,500 ordinary shares held by the initial shareholders subject to redemption by the Company to the extent that the underwriters’ over-allotment is not exercised in full so that the initial shareholders collectively own 20% of the issued and outstanding ordinary shares after the offering.

The accompanying notes are an integral part of these financial statements.

OVERTURE ACQUISITION CORP.
(a development stage company)

STATEMENT OF cASH fLOWS

	For the period September 25, 2007 (inception) through February 5, 2008	For the period September 25, 2007 (inception) through October 3, 2007
Cash flows from operating activities
Net loss	$(4,500)	$(4,500)
Adjustment to reconcile net loss to net cash used in operating activities:
Change in operating assets and liabilities:
Increase in accrued expenses	—	4,500
Increase in prepaid expenses	(8,500)	—
Net cash used in operating activities	(13,000)	—
Cash flows from investing activities
Cash held in Trust Account – restricted	(150,530,000)	—
Cash flows from financing activities
Gross proceeds from initial public offering	150,000,000	—
Proceeds from sale of ordinary shares to Initial Shareholders	25,000	25,000
Proceeds from issuance of Sponsors’ Warrants	4,380,000	—
Proceeds from notes payable to shareholders	175,000	175,000
Payment of offering costs	(3,814,184)	(20,000)
Repayment of notes payable – shareholder	(35,000)	—
Net cash provided by financing activities	150,730,816	180,000
Net increase in cash	187,816	180,000
Cash at beginning of period	—	—
Cash at end of period	$187,816	$180,000
Supplemental disclosure of non-cash transactions:
Accrual of offering costs:
Deferred offering costs	$—	$50,000
Additional paid-in-capital	191,465	—
Accrued offering costs	(191,465)	(50,000)
	$—	$—

The accompanying notes are an integral part of these financial statements.

Overture Acquisition Corp.
(a development stage company)

Notes to financial statements

1.	Organization, business operations and significant accounting policies

Overture Acquisition Corp. (the ‘‘Company’’) was incorporated in the Cayman Islands on September 25, 2007 as a blank check company formed for the purpose of effecting a merger, share capital exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more operating businesses (a ‘‘Business Combination’’).

At February 5, 2006, the Company had not yet commenced any operations. All activity through February 5, 2008 relates to the Company’s formation and the public offering described below. The Company has selected December 31 as its fiscal year end.

The registration statement for the Company’s initial public offering (‘‘Offering’’) was declared effective on January 30, 2008.  The Company consummated the Offering on February 5, 2008 and received net proceeds of $145,994,351 (including accrued offering costs of $191,456) and $4,380,000 from the sale of the Sponsors’ Warrants on a private placement basis (see Note 2). The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a Business Combination. There is no assurance that the Company will be able to successfully effect a Business Combination. An amount of $150,530,000 (or approximately $10.04 per Unit) of the net proceeds of this Offering and the sale of the Sponsors’ Warrants (see Note 2) is being held in a trust account (‘‘Trust Account’’) and will be invested in United States ‘‘government securities’’ within the meaning of Section 2(a) (16) of the Investment Company Act of 1940 having a maturity of 180 days or less or in money market funds meeting certain conditions under rule 2a-7 promulgated under the Investment Company Act of 1940 until the earlier of (i) the consummation of its first Business Combination and (ii) liquidation of the Company. The placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company is required to have all third parties (including vendors, lenders or other entities the Company engages after this Offering) and any prospective target businesses enter into valid and enforceable agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. John F.W. Hunt and Marc J. Blazer have agreed that they will be personally liable, to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses, or claims of vendors or other entities that are owed money by the Company for services rendered or contracted, for products sold to the Company or lenders for borrowed money. The agreement entered into by Messrs. Hunt and Blazer specifically provides there will be no liability as to any claimed amounts owed to a third party who executed a valid and enforceable waiver. However, there can be no assurance that they will be able to satisfy those obligations. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Except with respect to interest income that may be released to the Company of (i) up to $1,800,000 of the interest earned on the amounts held in the Trust Account that will be released to the Company in monthly installments to fund expenses related to investigating and selecting a prospective target business and the Company’s other working capital requirements and (ii) any additional amounts needed to pay income or other tax obligations. The proceeds held in trust will not be released from the Trust Account until the earlier of the completion of a Business Combination or the Company’s liquidation.

The Company, after signing a definitive agreement for a Business Combination with a target business or businesses, is required to submit such transaction for shareholder approval. Pursuant

Overture Acquisition Corp.
(a development stage company)

Notes to financial statements — (continued)

to the Company’s amended and restated memorandum and articles of association in the event that the shareholders owning 30% or more of the shares sold in the Offering vote against the Business Combination and exercise their shareholder redemption rights described below, the Business Combination will not be consummated. All of the Company’s shareholders prior to the Offering, including all of the officers and directors of the Company (‘‘Initial Shareholders’’) have agreed to vote all of their founders’ ordinary shares (the ‘‘Founders’ Ordinary Shares’’) in accordance with the vote of the majority in interest of all other shareholders of the Company (‘‘Public Shareholders’’) with respect to any Business Combination. After consummation of a Business Combination, these voting safeguards will no longer apply.

With respect to a Business Combination which is approved and consummated, any Public Shareholder who voted against the Business Combination may demand that the Company redeem his or her shares into cash from the Trust Account. The per share shareholder redemption price will equal the amount in the Trust Account, calculated as of two business days prior to the consummation of the proposed Business Combination, divided by the number of ordinary shares held by Public Shareholders at the consummation of the Offering. Accordingly, Public Shareholders holding up to 30% of the aggregate number of shares owned by all Public Shareholders (minus one share) may seek redemption of their shares in the event of a Business Combination. Such Public Shareholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares held by Initial Shareholders.

The Company’s memorandum and articles of association was amended and restated on January 30, 2008 to provide that the Company will immediately go into voluntary liquidation if the Company has not completed a Business Combination within 24 months from the effective date of the registration statement relating to the Offering (‘‘Effective Date’’), or January 30, 2010. If the Company has not completed a Business Combination by such date, its corporate existence will cease except for the purposes of liquidating and winding up its affairs. In the event of liquidation, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per Unit in the Offering.

The Initial Shareholders have waived their rights to participate in any liquidation distribution, but only with respect to those ordinary shares owned by them prior to the Offering; they will participate in any liquidation distribution with respect to ordinary shares acquired in connection with or following the Offering.

Loss per share:

The Company follows the provisions of Statement of Financial Accounting Standards (‘‘SFAS’’) No. 128, ‘‘Earnings Per Share.’’  In accordance with SFAS No. 128, earnings per ordinary share amounts (‘‘Basic EPS’’) is computed by dividing earnings by the weighted average number of ordinary shares outstanding for the period.  Earnings per ordinary share amounts, assuming dilution (‘‘Diluted EPS’’), gives effect to dilutive options, warrants, and other potential ordinary shares outstanding during the period. The 4,499,999 ordinary shares subject to redemption have been excluded from the weighted average number of ordinary shares used in the computation. SFAS No. 128 requires the presentation of both Basic EPS and Diluted EPS on the face of the statements of operations.  In accordance with SFAS No. 128, the Company has not considered the effect of its outstanding Warrants in the calculation of diluted earnings per share since the exercise of the Warrants is contingent upon the occurrence of future events.

Overture Acquisition Corp.
(a development stage company)

Notes to financial statements — (continued)

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes:

Deferred income taxes, if applicable, are provided for the differences between the basis of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized. Management did not record the impact of deferred income taxes as they were deemed immaterial.

On September 25, 2007, the Company adopted the provisions of Financial Accounting Standards Board (‘‘FASB’’) Interpretation No. 48, ‘‘Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109’’ (‘‘FIN 48’’). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with SFAS No. 109, ‘‘Accounting for Income Taxes,’’ and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition.

The Company has identified the Cayman Islands and the United States as its ‘‘major’’ tax jurisdictions, as defined. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements. Since the Company was incorporated on September 25, 2007 the evaluation was performed for upcoming 2007 tax year which will be the only period subject to examination. The Company believes that its income tax positions and deductions would be sustained on audit and does not anticipate any adjustments that would result in a material change to its financial position. In addition, the Company did not record a cumulative effect adjustment related to the adoption of FIN 48.

The Company’s policy for recording interest and penalties associated with audits is to record such items as a component of income tax expense. There were no amounts accrued for penalties or interest as of or during the period from September 25, 2007 (inception) through February 5, 2008. Management is currently unaware of any issues under review that could result in significant payments, accruals or material deviations from its position. The adoption of the provisions of FIN 48 did not have a material impact on the Company’s financial position, results of operations and cash flows.

New accounting pronouncements:

In September 2006, the Financial Accounting Standard Board (‘‘FASB’’) issued SFAS No. 157 (‘‘SFAS 157’’), ‘‘Fair Value Measurements.’’ Among other requirements, SFAS 157 defines fair value and establishes a framework for measuring fair value and also expands disclosure about the use of

Overture Acquisition Corp.
(a development stage company)

Notes to financial statements — (continued)

fair value to measure asset and liabilities. SFAS 157 is effective beginning the first fiscal year that begins after November 15, 2007. The Company is currently evaluating the impact of SFAS 157 on its financial position and results of operations.

In February 2007, the FASB issued SFAS No. 159 ‘‘The Fair Value Opinion for Financial Assets and Financial Liabilities – Including an amendment of FASB Statement No. 115’’ (‘‘SFAS No. 159’’), which permits entities to choose to measure many financial instruments and certain other items at fair value. The fair value option established by this statement permits all entities to choose to measure eligible items at fair value at specified election dates. A business entity shall report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date. Adoption is required for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of SFAS No. 157. The Company is currently evaluating the expected effect of SFAS No. 159 on its financial statements and is currently not yet in a position to determine such effects.

In December 2007, the Financial Accounting Standards Board (‘‘FASB’’) issued Statement of Financial Accounting Standards (‘‘SFAS’’) No. 141R, ‘‘Business Combinations’’ (‘‘SFAS 141R’’), which replaces SFAS No. 141, ‘‘Business Combinations.’’ SFAS 141R establishes principles and requirements for determining how an enterprise recognizes and measures the fair value of certain assets and liabilities acquired in a business combination, including noncontrolling interests, contingent consideration, and certain acquired contingencies. SFAS 141R also requires acquisition-related transaction expenses and restructuring costs be expensed as incurred rather than capitalized as a component of the business combination. SFAS 141R will be applicable prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. SFAS 141R would have an impact on accounting for any businesses acquired after the effective date of this pronouncement.

In December 2007, the FASB issued SFAS No. 160, ‘‘Noncontrolling Interests in Consolidated Financial Statements – An Amendment of ARB No. 51’’ (‘‘SFAS 160’’). SFAS 160 establishes accounting and reporting standards for the noncontrolling interest in a subsidiary (previously referred to as minority interests). SFAS 160 also requires that a retained noncontrolling interest upon the deconsolidation of a subsidiary be initially measured at its fair value. Upon adoption of SFAS 160, the Company would be required to report any noncontrolling interests as a separate component of shareholders’ equity. The Company would also be required to present any net income allocable to noncontrolling interests and net income attributable to the shareholders of the Company separately in its statements of income. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. SFAS 160 requires retroactive adoption of the presentation and disclosure requirements for existing minority interests. All other requirements of SFAS 160 shall be applied prospectively. SFAS 160 would have an impact on the presentation and disclosure of the noncontrolling interests of any non wholly-owned businesses acquired in the future.

Management does not believe that any other recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

Overture Acquisition Corp.
(a development stage company)

Notes to financial statements — (continued)

Cash and cash equivalents:

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. Cash equivalents are carried at cost, which approximates fair value.

SFAS No. 105, ‘‘Disclosure of Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentration of Credit Risk,’’ requires disclosure of significant concentrations of credit risk regardless of the degree of risk. At February 5, 2008, financial instruments that potentially expose the Company to credit risk consist of cash and cash held in Trust Account. The Company maintains its cash balance in various financial institutions. The Federal Deposit Insurance Corporation insures balances up to $500,000 in brokerage accounts. Management believes the risk of loss to be minimal since it intends to invest in or through major financial institutions. At February 5, 2008, the uninsured balances amounted to $150,117,816. Management believes the risk of loss to be minimal.

Share based compensation

The Company accounts for share options and warrants using the fair value recognition provisions of Statement of Financial Accounting Standards (‘‘SFAS’’) No. 123 (Revised 2004), ‘‘Share-Based Payment,’’ (‘‘SFAS 123(R)’’). SFAS 123(R) addresses all forms of share based compensation awards including shares issued under employment share purchase plans, share options, restricted shares and share appreciation rights. Under SFAS 123(R), share based payment awards will be measured at fair value on the awards grant date, based on estimated number of awards that are expected to vest and will be reflected as compensation expense in the financial statements.

The Company will only record compensation expense in connection with its share based payments upon the satisfaction of any contingencies associated therewith.

2.	Initial public offering

On February 5, 2008, the Company sold 15,000,000 units (‘‘Units’’) at an offering price of $10.00 per Unit. Each Unit consists of one ordinary share and one redeemable ordinary share purchase warrant (‘‘Warrant’’). Each Warrant will entitle the holder to purchase from the Company one ordinary share at an exercise price of $7.00 commencing the later of the completion of a Business Combination or fifteen months from the Effective Date, or April 30, 2009, and expiring five years from the Effective Date, or January 30, 2013. The Company may redeem the Warrants, at a price of $0.01 per Warrant upon 30 days’ notice after the Warrants become exercisable, only in the event that the last sale price of the ordinary shares is at least $14.25 per share for any 20 trading days within a 30-trading day period ending on the third day prior to the date on which the notice of redemption is given. In accordance with the warrant agreement relating to the Warrants to be sold and issued in the Offering, the Company is only required to use its best efforts to maintain the effectiveness of the registration statement covering the Warrants. The Company will not be obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration statement is not effective at the time of exercise, the holder of such Warrant shall not be entitled to exercise such Warrant and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle the warrant exercise. Consequently, the Warrants may expire unexercised, unredeemed, and an investor in the Offering may effectively pay the full unit price solely for the ordinary shares included in the Units (since the Warrants may expire worthless).

Overture Acquisition Corp.
(a development stage company)

Notes to financial statements — (continued)

The Company has also granted the underwriters a 30-day option to purchase up to an additional 2,250,000 Units to cover over-allotments, if any.

The Company entered into an agreement with the underwriters of the Offering (the ‘‘Underwriting Agreement’’). The Underwriting Agreement requires the Company to pay 2.00% ($3,000,000) of the gross proceeds of the Offering as an underwriting discount plus an additional 5.00% ($7,500,000) of the gross proceeds only upon consummation of a Business Combination. The Company paid an underwriting discount of 2.00% ($3,000,000) of the gross proceeds in connection with the consummation of the Offering and has placed 5.00% ($7,500,000) of the gross proceeds in the Trust Account. The Company did not pay any discount related to the Warrants sold in the private placement. The underwriters have waived their right to receive payment of the 5.00% ($7,500,000) of the gross proceeds upon the Company’s liquidation if it is unable to complete a Business Combination.

Pursuant to letter agreements with the Company dated January 30, 2008, the Initial Shareholders have waived their right to receive distributions with respect to the Founders’ Ordinary Shares upon the Company’s liquidation. They will participate in any liquidation distribution with respect to any ordinary shares acquired in connection with or following the Offering.

Pursuant to a second amended and restated sponsors’ warrant purchase agreement dated as of January 18, 2008, the Company’s officers, directors and special advisors agreed to purchase from the Company, in the aggregate, 4,380,000 Warrants for $4,380,000 (the ‘‘Sponsors’ Warrants’’). The purchase and issuance of the Sponsors’ Warrants occurred simultaneously with the consummation of the Offering but was sold on a private placement basis. Management believes the purchase price of these Warrants approximates the fair value of such Warrants at the time of issuance. Therefore, the Company did not record compensation expense for the excess of the fair value of the Warrants on the day of purchase over the $1.00 purchase price in accordance with SFAS 123(R). The proceeds the Company received from these purchases was placed in the Trust Account. The Sponsors’ Warrants are identical to the Warrants included in the units sold in the offering, except that the Sponsors’ Warrants will not be transferable or salable by the purchasers of these Warrants (subject to certain limited circumstances) until the Company completes a Business Combination, and will be exercisable on a cashless basis and will be non-redeemable by the Company, in each case, so long as they are held by the purchasers or their permitted transferees. If the Company does not complete such a Business Combination then the $4,380,000 will be part of the liquidation distribution to the Public Shareholders and the Warrants will expire worthless. The purchasers of the Sponsors’ Warrants have agreed that the Sponsors’ Warrants will not be sold or transferred by them until after the Company has completed a Business Combination.

Pursuant to a registration rights agreement dated January 30, 2008, the Initial Shareholders and holders of the Sponsors’ Warrants (or underlying securities) are entitled to registration rights with respect to the Founders’ Ordinary Shares or Sponsors’ Warrants (or underlying securities), as the case may be, the holders of the majority of the Founders’ Ordinary Shares are entitled to elect to exercise these registration rights at any time commencing three months prior to the date on which the Founders’ Ordinary Shares are to be released from escrow. The holders of the Sponsors’ Warrants (or underlying securities) are entitled to demand that the Company register such securities at any time 30 days after the Company consummates a Business Combination. In addition, the Initial Shareholders and holders of the Sponsors’ Warrants (or underlying securities)

Overture Acquisition Corp.
(a development stage company)

Notes to financial statements — (continued)

have certain ‘‘piggyback’’ registration rights on registration statements filed after the Company’s consummation of a Business Combination.

3.	Offering costs

At October 3, 2007, offering costs consisted of legal and accounting related costs incurred through the balance sheet date that are related to the Offering and were charged to capital at the time of the closing of the Offering.

On February 5, 2008, offering costs consisted of printing, travel, accounting and professional expenses incurred through the balance sheet date that are related to the Offering and were charged to capital at the time of the closing of the Offering.

4.	Note payable, shareholders

On October 3, 2007, the Company issued two unsecured promissory notes totaling $175,000 in the aggregate to John F.W. Hunt and Marc J. Blazer. The notes are non-interest bearing and became payable upon the consummation of the Offering. One of the notes ($35,000) was repaid out of the Offering proceeds. Due to the short-term nature of the remaining note ($140,000), the fair value of the note approximates its carrying amount.

5.	Commitments and contingencies

The Company has granted the underwriters a 30-day option to purchase up to 2,250,000 additional Units to cover the over-allotment.

6.	Preferred shares

The Company is authorized to issue 1,000,000 preferred shares with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

The Company’s Amended and Restated Memorandum and Articles of Association prohibits the Company, prior to a Business Combination, from issuing preferred shares which participate in the proceeds of the Trust Account or which votes as a class with the ordinary shares on a Business Combination.

7.	Ordinary shares

The Company is authorized to issue 100,000,000 ordinary shares with a par value of $0.0001 per share.

On September 28, 2007, the Company issued 4,312,500 Founders’ Ordinary Shares to its Initial Shareholders, for $25,000, at a purchase price of approximately $0.006 per share. This includes an aggregate of 562,500 ordinary shares held by our Initial Shareholders subject to redemption by the Company to the extent that the underwriters’ over-allotment option is not exercised in full so that our Initial Shareholders will collectively own 20% of our issued and outstanding shares after this Offering (assuming none of them purchase units in this Offering).

8.	Legal

There is no material litigation currently pending against the Company or any members of its management team in their capacity as such.